UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 28, 2009

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants’ telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

ITEM 8.01     Other Events.

Greenhouse Gas Emissions

The IDACORP, Inc. (IDACORP) and Idaho Power Company (IPC) Boards of Directors approved guidelines at their September 17, 2009 meetings  that establish a goal to reduce the  carbon dioxide (CO2) emission intensity of IPC’s utility operations  The guidelines (Guidelines) are intended to further prepare IPC for potential legislative and/or regulatory restrictions on greenhouse gas emissions, while minimizing the costs of complying with such restrictions on IPC’s customers.  In addition, the Guidelines address the shareholder proposal passed at the 2009 IDACORP annual meeting requesting that the company set goals to reduce its greenhouse gas emissions and report on its plans to shareholders by September 30, 2009.

IPC owns and operates 17 hydroelectric generation developments, two natural gas-fired plants, one diesel-powered generator, and shares ownership in three coal-fired generating plants.  IPC’s CO2 emission levels were well below the national average for the 100 largest U.S. electric utilities, both in terms of total CO2 emissions (CO2 tons) and CO2 emissions intensity (CO2 pounds/MWh), based on the report of 2006 CO2 emissions set forth in Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United States, released in May 2008 by the Ceres investor coalition, the Natural Resources Defense Council, Public Service Enterprise Group and PG&E Corporation.

The Guidelines state:

 IPC has established a goal to reduce its resource portfolio’s average CO2 emission intensity for the 2010 through 2013 time period to a level of 10 percent - 15 percent below IPC’s 2005 CO2 emission intensity of 1,194 lbs CO2/MWh.

Since IPC’s CO2 emission intensity fluctuates with stream flows and production levels of anticipated renewable resource additions, IPC believes an average intensity reduction goal to be achieved over several years is appropriate.  Generation from IPC-owned and any renewable resources under contract for which IPC has long-term rights to the Renewable Energy Credits (“RECs”) will be included in the denominator of this calculation.  IPC’s progress toward achieving this intensity reduction goal, as well as additional information on IPC’s CO2 emissions, will be reported on the IPC website.  Information relating to IPC’s CO2 emissions is also available through IPC’s filings with the Carbon Disclosure Project.

The Guidelines are intended to reduce IPC’s CO2 emission intensity in a manner that minimizes the costs of those restrictions on IPC’s customers.  Additional analysis undertaken as part of the IRP process will allow IPC and the other IRP participants to (1) assess how IPC’s resource portfolio options can be adjusted to meet potential future federal CO2 emissions restrictions, (2) evaluate the costs and benefits of such adjustments and (3) determine whether and to what extent the adjustments should be included in IPC’s plans for future resource acquisitions under the IRP.

Notice of Intent to File General Rate Case

On August 28, 2009, IPC filed a notice of intent with the Idaho Public Utilities Commission (IPUC) to file a general rate case on or after October 28, 2009.  The notice of intent provides IPC with a 60-day window, beginning October 28, 2009, in which it is permitted to file a new general rate case.

Certain statements contained in this Current Report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are forward-looking statements within the meaning of federal securities laws. Although IDACORP and Idaho Power Company believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Factors that could cause actual results to differ materially from the forward-looking statements include:  the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission and the Federal Energy Regulatory Commission affecting our ability to recover costs and/or earn a reasonable rate of return including, but not limited to, the disallowance of costs that have been deferred; changes in and compliance with state and federal laws, policies and regulations including new interpretations by oversight bodies, which include the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, of existing policies and regulations that affect the cost of compliance, investigations and audits, penalties and costs of remediation that may or may not be recoverable through rates; changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or other taxing jurisdiction; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and penalties and settlements that influence business and profitability; changes in and compliance with laws, regulations, and policies including changes in law and compliance with environmental, natural resources, endangered species and safety laws, regulations and policies and the adoption of laws and regulations addressing greenhouse gas emissions, global climate change, and energy policies; global climate change and regional weather variations affecting customer demand and hydroelectric generation; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generation, transmission and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way and siting, and risks related to contracting, construction and start-up; operation of power generating facilities including performance below expected levels, breakdown or failure of equipment, availability of transmission and fuel supply; changes in operating expenses and capital expenditures, including costs and availability of materials, fuel and commodities; blackouts or other disruptions of Idaho Power Company’s transmission system or the western interconnected transmission system; population growth rates and other demographic patterns; market prices and demand for energy, including structural market changes; increases in uncollectible customer receivables; fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms, which can be affected by factors such as credit ratings, volatility in the financial markets and other economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; changes in interest rates or rates of inflation; performance of the stock market, interest rates, credit spreads and other financial market conditions, as well as changes in government regulations, which affect the amount and timing of required contributions to pension plans and the reported costs of providing pension and other postretirement benefits; increases in health care costs and the resulting effect on medical benefits paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; homeland security, acts of war or terrorism; natural disasters and other natural risks, such as earthquake, flood, drought, lightning, wind and fire; adoption of or changes in critical accounting policies or estimates; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements. Any such forward-looking statements should be considered in light of such factors and others noted in the companies’ Annual Report on Form 10-K for the year ended December 31, 2008, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009, and other reports on file with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  September 17, 2009

IDACORP, Inc.

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer

IDAHO POWER COMPANY

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer